UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2005

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On July 19, 2005, Fortune Brands, Inc. (“Fortune Brands”) and General Binding Corporation (“GBC”) issued a press release announcing, among other things, that the registration statement relating to the issuance of common stock of ACCO World Corporation (to be renamed ACCO Brands Corporation, “ACCO”) to GBC stockholders under the merger agreement among GBC, Fortune Brands and ACCO was declared effective by the Securities and Exchange Commission on July 15, 2005.

A copy of the press release is included herein as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99	Joint press release of Fortune Brands and GBC dated July 19, 2005.

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By:	/s/ MARK A. ROCHE
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: July 20, 2005

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit		Sequentially Numbered Page
99	Joint press release of Fortune Brands and GBC dated July 19, 2005.

(Page 4 of 4 Pages)